UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2024

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on November 13, 2023, the Company entered into a certain asset purchase agreement (as subsequently amended on December 1, 2023 and December 15, 2023, the “Battery Leases APA”) with Phoenix Motor Inc. (“Phoenix”) to sell certain battery leases of the Company and other related assets used in the conduct of the Proterra Transit business (the “Battery Leases Assets”) to Phoenix (such sale, the “Battery Leases Sale”).

On January 11, 2024, the Company and Phoenix entered into a third amendment to the Battery Leases APA to reflect, among other terms, an outside closing date of January 23, 2024 for the Battery Leases Sale.

Item 8.01 Other Events

Closing of the Transit Sale

As previously disclosed, on November 13, 2023, following a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures, the Company entered into a certain asset purchase agreement (as subsequently amended on December 1, 2023 and December 15, 2023, the “Transit APA”) with Phoenix, for the sale of substantially all of the Company’s assets used in the conduct of the Proterra Transit business (the “Transit Assets”) to Phoenix as described in the Transit APA (the “Transit Sale”). The Transit Sale was subject to the approval of the Bankruptcy Court. The Bankruptcy Court entered an Order (as defined below) approving the Transit Sale on January 9, 2024.

On January 11, 2024, the Company and Phoenix consummated the Transit Sale. The aggregate final purchase price of the Transit Assets was $3.5 million.

The Company expects that no proceeds from the Transit Sale will be distributed to the Company’s stockholders. The Chapter 11 Cases remain pending. The terms of the proposed First Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate, as filed with the Bankruptcy Court on January 2, 2024, provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the Chapter 11 Cases.

Bankruptcy Court Approval of the Transit Sale and Battery Leases Sale

On January 9, 2024, the Bankruptcy Court entered an order (the “Order”) (i) authorizing and approving the Company’s entry into the previously announced Transit APA, pursuant to which Phoenix agreed to acquire the Transit Assets, (ii) authorizing and approving the Company’s entry into the previously announced Battery Leases APA, pursuant to which Phoenix agreed to acquire the Battery Leases Assets, (iii) authorizing the Transit Sale and the Battery Leases Sale, (iv) approving the Debtors’ assumption and assignment of certain contracts and leases to Phoenix and (v) granting related relief.

A copy of the press release announcing the entry of the Order is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated into this Item 8.01 by reference.

The Transit APA, the Battery Leases APA, the Order, as well as other filings for the Company’s bankruptcy proceedings and further information regarding such proceedings can be accessed free of charge at a website maintained by the Company’s claims, noticing, and solicitation agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/proterra. The information in that website or available elsewhere is not incorporated by reference and does not constitute part of this Form 8-K.

Cautionary Note Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceedings will be highly speculative and will pose substantial risks. The terms of the proposed First Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate, as filed with the Bankruptcy Court on January 2, 2024, provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. As a result, the shares of common stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to the absence of any recovery by holders thereof in the Company’s bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated January 8, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2024

PROTERRA, INC.

By:	/s/ Gareth T. Joyce
	Name:	Gareth T. Joyce
	Title:	Chief Executive Officer